AFFINITY SMALL CAP FUND

Class A AISOX

Class C AISPX

Class I AISQX

A Series of Two Roads Shared Trust

Supplement dated April 17, 2019
to the Prospectus and Statement of Additional Information (“SAI”) for the Affinity Small Cap Fund dated November 28, 2018

The Board of Trustees of Two Roads Shared Trust (the “Trust”) has concluded, based upon the recommendation of Regents Park Funds, LLC and Affinity Investment Advisors, LLC, that it is in the best interests of the Affinity Small Cap Fund (the “Fund”) and its shareholders that the Fund be liquidated. Pursuant to a Plan of Liquidation (the “Plan”) approved by the Board of Trustees, the Fund will be liquidated and dissolved on or about May 17, 2019.

The Fund is closed to all new investments as of April 17, 2019. On or about the close of business on May 17, 2019, the Fund will distribute pro rata all of its assets in cash to its shareholders and all outstanding shares will be redeemed and cancelled. The Fund will no longer pursue its stated investment objective. The Plan provides that the Fund will begin liquidating its portfolio as soon as is reasonable and practicable.

Prior to May 17, 2019, you may redeem your shares, including reinvested distributions, in accordance with the “How to Redeem Shares” section of the Fund’s Prospectus. Unless your investment in the Fund is through a tax-deferred retirement account, you will recognize gain or loss for federal income tax purposes (and for most state and local income tax purposes) on a redemption of your shares, whether as a result of a redemption that you initiate or upon the final liquidating distribution by the Fund, based on the difference between the amount you receive and your tax basis in your shares. Please refer to the “Tax Status, Dividends and Distributions” section in the Prospectus for general information. You may wish to consult your tax advisor about your particular situation. Plan sponsors or plan administrative agents should notify participants that the Fund is liquidating and should provide information about alternative investment options.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED OR EXCHANGED THEIR SHARES OF THE FUND PRIOR TO MAY 17, 2019 WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OR ACCOUNT OF RECORD.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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This Supplement, and the Prospectus and SAI, each dated November 28, 2018, provide relevant information for all shareholders and should be retained for future reference. The Prospectus and the SAI have been filed with the Securities and Exchange Commission, are incorporated by reference. These can be obtained without charge by calling 1-866-866-4848.